UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2026

T3 DEFENSE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

575 Fifth Avenue, 14th Floor

New York, New York 10017

(Address of principal executive offices)

212-791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	DFNS	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $11,500.00 per share	DFNSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02 Termination of Material Definitive Agreement.

On August 28, 2026, T3 Defense Inc. (the “Company”) executed and delivered the Cancellation Agreement with Project 35 Ltd. (“Project 35”) and X S.A. Security and Defense Ltd. (the “Seller”). Pursuant to the terms of Cancellation Agreement, the 60% equity interest acquired by the Company in Project 35 was returned to the Seller and the 168,479 shares of common stock of the Company (the “Shares”) and the issuance of a $1,250,000 note bearing interest at the rate of 12% maturing July 5, 2027 (the “Note”) were returned by the Seller to the Company. The acquisition was previously disclosed on a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on July 9, 2026.

As a result of the transaction contemplated by the Cancellation Agreement, the parties have returned to their positions prior to the execution and delivery of the acquisition. The parties released each other from any and all liabilities and claims arising from the contemplated acquisition, including without limitation the obligation of the Company to fund Project 35. Accordingly, the Shares have been returned to being authorized but unissued shares of the Company and the Note has been cancelled in its entirety. Notwithstanding the termination of the acquisition, the parties are continuing to discuss a possible joint venture, purchases of the products of Project 35 or another type of transaction.

The above description of the Cancellation Agreement is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.52.

Item 8.01 Other Events.

As reported on the Form 10-Q for the quarter ended June 30, 2026 which was filed by the Company with the Securities and Exchange Commission on August 18, 2026, the Company had 1,663,806 shares issued and outstanding as of August 14, 2026. As a result of the aggregate issuance of 1,344,969 shares of common stock, including shares: (i) pursuant to the Registration Statement on Form S-8, (ii) issued from the conversion of outstanding Series B Convertible Preferred Shares, and (iii) issued from the exercise of Common and Pre-Funded warrants, the Company currently has 3,008,775 shares issued and outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.52	Cancellation Agreement is entered into as of August 28, 2026 among T3 Defense Inc., Project 35 Ltd. and X S.A. Security and Defense Ltd.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T3 DEFENSE INC.

Date: August 31, 2026	By:	/s/ Menachem Shalom
	Name:	Menachem Shalom
	Title:	Chief Executive Officer

2